1ST SECURITY BANK

FS BANCORP, INC.

INVESTOR PRESENTATION

August 2026 – 16th Annual D.A. Davidson Western Bank Summit


1ST SECURITY BANK

“Build a truly great place to work and bank.”

-FSBW Vision Statement

Disclosure Statement

The information included in this presentation is confidential and may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person. FS Bancorp, Inc. (the "Company") reserves the right to request the return of this presentation at any time.

Forward Looking Statements

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words or phrases "believe," "will," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions. Forward looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events, many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements.

Factors that could cause the Company's actual results to differ materially from those described in the forward-looking statements, include but are not limited to, the following: potential adverse impacts to economic conditions in the Company's local market areas, other markets which the Company has lending relationships, or other aspects of the Company's business operations or financial markets, including, without limitation, as a result of employment levels; labor shortages, the effects of inflation, a potential recession or slowed economic growth; changes in the interest rate environment, including the past increases in the Federal Reserve benchmark rate and duration at which such increased interest rate levels are maintained, which could adversely affect our revenues and expenses, the values of our assets and obligations, and the availability and cost of capital and liquidity; the impact of continuing high inflation and the current and future monetary policies of the Federal Reserve in response thereto; the effects of any federal government shutdown; increased competitive pressures, changes in the interest rate environment, adverse changes in the securities markets, the Company's ability to execute its plans to grow its residential construction lending, mortgage banking, and warehouse lending operations, and the geographic expansion of its indirect home improvement lending; challenges arising from expanding into new geographic markets, products, or services; secondary market conditions for loans and the Company's ability to originate loans for sale and sell loans in the secondary market; volatility in the mortgage industry; fluctuations in deposits; liquidity issues, including our ability to borrow funds or raise additional capital, if necessary; the impact of bank failures or adverse developments at other banks and related negative press about the banking industry in general on investor and depositor sentiment; legislative and regulatory changes, including changes in banking, securities and tax law, in regulatory policies and principles, or the interpretation of regulatory capital or other rules; disruptions, security breaches, or other adverse events, failures or interruptions in, or attacks on, our information technology systems or on the third-party vendors who perform critical processing functions for us; environmental, social and governance goals; the effects of climate change, severe weather events, natural disasters, pandemics, epidemics and other public health crises, acts of war or terrorism, and other external events on our business; and other factors described in the Company's latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other reports filed with or furnished to the SEC which are available on the Company's website at www.fsbwa.com and on the SEC's website at www.sec.gov.

Further, statements about the potential effects of the Company's proposed merger with Pacific West on the Company's business, financial results, and condition may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in the forward-looking statements due to factor and future developments which are uncertain, unpredictable, and in many cases, beyond the Company's control, including the following: the expected cost savings, synergies and other financial benefits from the merger might not be realized within the expected time frames or at all; governmental approval of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; conditions to the closing of the merger may not be satisfied; the shareholders of Pacific West may fail to approve the consummation of the merger; the integration of the combined company, including the retention of key personnel, might not proceed as planned; and the combined company might not perform as well as expected.

Forward Looking Statements (continued)

Any of the forward-looking statements that the Company makes in this presentation and in the other public statements are based upon management's beliefs and assumptions at the time they are made and may turn out to be incorrect because of the inaccurate assumptions the Company might make, because of the factors illustrated above or because of other factors that cannot be foreseen by the Company. Therefore, these factors should be considered in evaluating the forward- looking statements, and undue reliance should not be placed on such statements. The Company does not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements except as required by securities laws. These risks could cause the Company's actual results for 2026 and beyond to differ materially from those expressed in any forward-looking statements made by, or on behalf of the Company and could negatively affect its operating and stock performance.

FRANCHISE OVERVIEW

- **Total Assets:** $3.18 billion (at June 30, 2026)
- **Headquartered:** Mountlake Terrace, WA
- **Branches:** 29*
- **Loan Production Offices:** 16
- **ATM Locations:** 25
- **Year Established:** 1907**
- **Quarterly Dividend:** $0.29

* Including headquarters and drive through banking in Aberdeen, WA.

** Predecessor to Anchor Bank, Aberdeen Federal Savings and Loan, established in 1907.


1ST SECURITY BANK BRANCHES
WA: Aberdeen, Capitol Hill, Crossroads Bellevue , Edmonds, Elma, Goldendale, Hadlock, Lacey, Lynnwood, Mill Creek, Montesano, Ocean Shores, Olympia Port Angeles, Port Townsend, Poulsbo, Puyallup, Sequim, Silverdale, South Hill, Westport, White Salmon
OR: Manzanita, Newport, Ontario, Tillamook, Waldport
HOME LENDING
WA: Aberdeen, Bellevue, Ellensburg, Everett, Lacey, Mill Creek, Mountlake Terrace, Olympic Peninsula, Port Orchard, Poulsbo, Puyallup, Tri-Cities, Vancouver
COMMERCIAL LENDING
WA: Bellevue, Mountlake Terrace, Tacoma
ADMINISTRATIVE CENTER
WA: Mountlake Terrace
WASHINGTON
OREGON
Seattle
Tacoma
Olympia
Portland
Spokane
Boise
5
90
82
84

1ST SECURITY BANK

FS BANCORP, INC.

CULTURE & HISTORY

Vision	Build a truly great place to work and bank
Mission	Live our Core Values and 'WOW' each other and our customers every day
Guiding Principles	Employ smart, driven, and nice people; Emphasis on collaboration; Best idea wins; Jim Collins' Good-to-Great Lessons

- **1907** – Predecessor to Anchor Bank, founded in 1907
- **2012** – Converted to a stock savings bank on July 9, 2012
- **2016** – Four-branch acquisition in Q1 2016 resulting in $186.0M in new relationship-based deposits
- **2017** – Raised $27.6M in Capital ($25.7M net) w/secondary offering
- **2018** – Completed Anchor Bancorp acquisition on November 15, 2018
- **2023** – Seven-branch acquisition in Q1 2023 resulting in $425.5M in deposits
- **2026** – 54th consecutive quarterly dividend of $0.29 per share

Asset Growth Profile


Bank of America
Branch Acquisition – January 2016
ANCHOR BANCORP
Whole-Bank Acquisition – November 2018
ColumbiaBank
Branch Acquisition – February 2023
PACIFIC WEST BANCORP
Whole-Bank Merger Projected to Close – August 2026
$828
$982
$1,622
$1,713
$2,113
$2,286
$2,633
$2,973
$3,029
$3,196
$3,179
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Q2 2026

Source: Company Documents
Note: Dollar amounts in millions


1ST SECURITY BANK
Consumer Lending
Business Lending
Home Lending
Commercial Real Estate Lending
Retail Branches and Commercial Cash Management
The Five Pillars of 1SB

LONG-TERM STRATEGIC PLAN

- Continued expansion of our commercial business lending programs
- Originations of residential mortgage loans which are primarily sold into the secondary market through our mortgage banking platform
- Remain focused on maintaining strong asset quality
- Emphasizing lower cost core deposits to reduce the costs of funding growth
- Offer a wide range of products and services to meet our customers' banking needs
- Expand into new markets based on current product offerings

MISSION AND PURPOSE (MAP) TEAM

	Name	Position	Years with 1st Security Bank	Years in Industry
	Matthew Mullet	*President and Chief Executive Officer*	*15*	*25+*
	Erin Burr	*Chief Risk Officer*	*17*	*25+*
	Phil Whittington	*Chief Financial Officer*	*6*	*10+*
	Kelli Nielsen	*Chief Retail Banking Officer*	*10*	*30+*
	Ben Crowl	*Chief Lending Officer*	*8*	*15+*
	Vickie Jarman	*Chief Human Resources Officer*	*24*	*20+*

MAP TEAM cont.

	Name	Position	Years with 1st Security Bank	Years in Industry
	Donn Costa	*Chief Home Lending Officer*	*14*	*30+*
	Shana Allen	*Chief Information Officer*	*16*	*30+*
	Robert Nesbitt	*Chief Credit Operations Officer*	*9*	*20+*
	May-Ling Sowell	*Chief Compliance Officer*	*19*	*30+*
	Sean McCormick	*Chief Credit Administration Officer*	*14*	*20+*
	Susan Dumontet	*Director of Finance*	*4*	*25+*

Banks Headquartered in Snohomish County: December 31, 2008
Total Assets $9.4B

- $4.1B* FRONTIER BANK
- $1.6B* Cascade Financial Corporation
- $1.3B* CITYBANK
- $520M* Golf Savings Bank
- $350M* North County Bank
- $255M 1ST SECURITY BANK
- $243M COASTAL Community Bank
- $207M* First Heritage Bank
- $206M* The Bank of Washington
- $185M* Prime Pacific Bank
- $149M Pacific Crest Savings Bank
- $133M Mountain Pacific Bank
- $123M UniBank
- $45M* Bank of Everett

Banks Headquartered in Snohomish County: June 30, 2026
Total Assets $10.3B

- $5.5B COASTAL Community Bank
- $3.2B 1ST SECURITY BANK
- $901M Mountain Pacific Bank
- $393M UniBank
- $318M Pacific Crest Savings Bank

*Denotes a financial institution no longer headquartered in Snohomish County
Note: Dollar amount are for assets
Source: FFIEC Central Data Repository's Public Bank Data Distribution website & S&P Capital IQ

SECOND QUARTER 2026 HIGHLIGHTS

Financial Highlights Q2 2026

- Net Income of $7.9 million
- Total assets of $3.2 billion
- Gross portfolio loans of $2.7 billion

Q2 2026 Capital

- Diluted earnings per share of $1.04
- Tangible book value per share growth of $1.23 to $41.84[(1)]
- Announced 54th consecutive quarterly cash dividend of $0.29

Selected Performance Ratios

- ROAA of 1.00%
- ROAE of 9.94%
- Net Interest Margin of 4.30%
- Efficiency Ratio of 67.28%

Credit Quality Ratios

- Nonperforming Assets (NPAs) as a percentage of total assets of 0.49%
- Allowance for credit losses on loans as a percentage of gross loans receivable, excluding loans held for sale of 1.17%

Capital Position

- Repurchased 87,000 shares at an average price of $41.81

(1) Non-GAAP financial measures. See appendix for reconciliation to book value per share (GAAP)

TRANSACTION OVERVIEW

Structure	▪ Pacific West Bancorp ("PWBK") will merge into FS Bancorp, Inc. ("FSBW") ▪ Pacific West Bank will merge into 1st Security Bank
Consideration	▪ 430,176 shares of FSBW common stock and $16.8 million in cash ▪ 51% stock consideration / 49% cash consideration for PWBK shareholders
Transaction Value(1)	▪ $34.6 million in aggregate consideration for PWBK
Transaction Multiples(1)	▪ Price / Tangible Book Value: 95% ▪ Price / 2027E Earnings: 22.1x ▪ Price / 2027E Earnings + Fully Realized Cost Savings: 7.8x
Ownership and Board	▪ Pro forma ownership of 94.6% for FSBW / 5.4% for PWBK ▪ No changes to FSBW Board of Directors
Approvals	▪ Subject to PWBK shareholder approvals and customary regulatory approvals ▪ No financing contingencies to complete the transaction
Timing	▪ Estimated Q3 2026, pending regulatory and shareholder approval

(1) Based on FSBW closing stock price as of 2/25/2026

1ST SECURITY BANK

FS BANCORP, INC.

Loan Portfolio Composition and Comparison

	FSBW			PWBK			Pro Forma[1]		
Construction & Development	$	396,707	15%	$	14,428	5%	$	411,135	14%
1-4 Family	$	803,265	30%	$	24,511	9%	$	827,776	28%
Multifamily	$	263,189	10%	$	38,496	14%	$	301,685	10%
Non-Owner Occupied CRE	$	196,188	7%	$	86,566	31%	$	282,754	10%
Owner-Occupied CRE	$	171,417	6%	$	54,984	20%	$	226,401	8%
Commercial & Industrial	$	218,911	8%	$	36,228	13%	$	255,139	9%
Farm & Ag.	$	9,068	0%	$	91	0%	$	9,159	0%
Consumer	$	596,881	22%	$	20,417	7%	$	617,298	21%
Other	$	43,239	2%	$	1,311	0%	$	44,550	1%
Total Loans	**$**	**2,698,865**	**100%**	**$**	**277,032**	**100%**	**$**	**2,975,897**	**100%**

FSBW



NOO CRE 7%
OO CRE 6%
C&I 8%
Farm & Ag. 0%
Consumer 22%
Other 2%
C&D 15%
1-4 Fam. 30%
Multi. Fam. 10%

Yield on Loans: 7.00%

PWBK



OO CRE 20%
C&I 13%
Farm & Ag. 0%
Consumer 7%
Other 0%
C&D 5%
1-4 Fam. 9%
Multi. Fam. 14%
NOO CRE 31%

Yield on Loans: 5.97%

Pro Forma[1]



NOO CRE 10%
OO CRE 8%
C&I 9%
Farm & Ag. 0%
Consumer 21%
Other 1%
C&D 14%
1-4 Fam. 28%
Multi. Fam. 10%

Yield on Loans: 6.91%

Source: S&P Capital IQ Pro, bank-level data as of the quarter ended 12/31/2025
Note: All dollars in thousands
(1) Excludes merger adjustments

Deposit Portfolio Composition and Comparison

	FSBW			PWBK			Pro Forma[1]		
Noninterest-Bearing Demand	$	675,799	25%	$	78,712	23%	$	754,511	25%
NOW & Interest-Bearing Demand	$	335,513	12%	$	173,532	51%	$	509,045	17%
MMDA	$	385,636	14%	$	59,736	17%	$	445,372	15%
Savings	$	164,040	6%	$	4,122	1%	$	168,162	6%
CDs < $100k	$	512,808	19%	$	4,327	1%	$	517,135	17%
CDs > $100k	$	617,588	23%	$	21,900	6%	$	639,488	21%
Total Deposits	**$**	**2,691,384**	**100%**	**$**	**342,329**	**100%**	**$**	**3,033,713**	**100%**
Non-CDs	$	1,560,988	58%	$	316,102	92%	$	1,877,090	62%

FSBW


Savings 6%
CDs < $100k 19%
CDs > $100k 23%
NIBD 25%
NOW & IBD 12%
MMDA 14%

Cost of Deposits: 2.26%

PWBK


MMDA 17%
Savings 1%
CDs < $100k 1%
CDs > $100k 6%
NIBD 23%
NOW & IBD 51%

Cost of Deposits: 2.18%

Pro Forma[1]


Savings 6%
MMDA 15%
NOW & IBD 17%
CDs < $100k 17%
CDs > $100k 21%
NIBD 25%

Cost of Deposits: 2.25%

Source: S&P Capital IQ Pro, bank-level data as of the quarter ended 12/31/2025
Note: All dollars in thousands
(1) Excludes merger adjustments

FRANCHISE GROWTH

Total Assets ($B)


$2.29B
$2.63B
$2.97B
$3.03B
$3.20B
$3.18B
2021
2022
2023
2024
2025
Q2 2026

Tangible Common Equity ($M) (1)


$241
$226
$244
$278
$294
$306
2021
2022
2023
2024
2025
Q2 2026

Total Net Loans ($B) (2)


$1.85B
$2.21B
$2.43B
$2.53B
$2.67B
$2.66B
2021
2022
2023
2024
2025
Q2 2026

Total Deposits ($B)


$1.92B
$2.13B
$2.52B
$2.34B
$2.67B
$2.45B
2021
2022
2023
2024
2025
Q2 2026

Source: Company documents
(1) Non-GAAP financial measure
(2) Includes loans held for sale

INCOME STATEMENT TRENDS

Net Income ($M)


$37.4
$29.6
$36.1
$35.0
$33.3
$7.9
2021
2022
2023
2024
2025
Q2 2026

Total Revenues ($M)


$160
$140
$120
$100
$80
$60
$40
$20
$0
$124.1
$122.4
$143.8
$144.7
$152.7
$38.8
2021
2022
2023
2024
2025
Q2 2026
Net Interest Income
Noninterest Income

Total Noninterest Expense ($M)


$76.2
$79.2
$93.7
$97.6
$102.0
$26.1
2021
2022
2023
2024
2025
Q2 2026

Source: Company documents

SELECTED PERFORMANCE RATIO TRENDS

ROAA


1.71%
1.18%
1.27%
1.18%
1.06%
1.00%
2021
2022
2023
2024
2025
Q2 2026

ROAE


15.74%
11.66%
14.36%
12.22%
10.96%
9.94%
2021
2022
2023
2024
2025
Q2 2026

Efficiency Ratio


61.41%
64.70%
65.20%
67.45%
66.81%
67.28%
2021
2022
2023
2024
2025
Q2 2026

Net Interest Margin


4.13%
4.46%
4.48%
4.30%
4.33%
4.30%
2021
2022
2023
2024
2025
Q2 2026

Source: Company documents

NONINTEREST INCOME

Noninterest Income ($M)


$37.5
$18.1
$20.5
$21.6
$22.3
$6.2
2021
2022
2023
2024
2025
Q2 2026

Noninterest Income Composition[1]


BOLI
4.2%
Other
16.7%
Service charges and fee income
37.1%
Gain on sale of loans
42.0%

(1) Quarter ended June 30, 2026

NONINTEREST EXPENSE

Noninterest Expense ($M)


$76.2
$79.2
$93.7
$97.6
$102.0
$26.1
2021
2022
2023
2024
2025
Q2 2026

Noninterest Expense Composition[1]


Occupancy 7.4%
Data processing 7.0%
Loan costs 3.4%
Professional fees 4.1%
FDIC Insurance 2.0%
Other 6.1%
(2)
Operations 10.3%
Salaries and benefits 59.7%

(1) Quarter ended June 30, 2026
(2) Other = marketing and advertising, acquisition cost, amortization of core deposit intangible and recovery of servicing rights

BUILDING STOCKHOLDER VALUE

Diluted Earnings Per Share


$4.37
$3.70
$4.56
$4.36
$4.29
$1.04
2021
2022
2023
2024
2025
Q2 2026

Book Value Per Share


$30.75
$30.42
$34.36
$38.26
$41.55
$43.57
2021
2022
2023
2024
2025
Q2 2026

Source: Company documents

1ST SECURITY BANK

FS BANCORP, INC.

SEGMENT REPORTING ANALYSIS

Mortgage Banking

Commercial & Consumer

Net Interest Income



$69.0
$78.3
$93.4
$111.7
$113.3
$29.7
$5.1
$8.3
$10.9
$11.6
$9.8
$3.0
2021
2022
2023
2024
2025
Q2 2026

Noninterest Expense



$56.5
$59.7
$73.8
$77.6
$81.5
$21.4
$19.7
$19.5
$19.9
$20.0
$20.5
$4.7
2021
2022
2023
2024
2025
Q2 2026

Noninterest Income



$29.0
$8.5
$7.9
$10.2
$10.1
$10.4
$12.3
$9.2
$12.3
$10.0
$3.4
$2.7
2021
2022
2023
2024
2025
Q2 2026

Net Income



$15.6
$21.8
$31.0
$(1.4)
$35.7
$0.3
$32.8
$2.2
$31.3
$2.0
$6.8
$1.1
2021
2022
2023
2024
2025
Q2 2026

Source: Company Documents
Note: Dollar amounts in millions

DISCIPLINED CREDIT CULTURE

- The Company employs Board and Committee oversight and reporting, with the Chief Risk Officer, Chief Compliance Officer, SVP and Director of Internal Audit, SVP reporting directly to the Audit Committee
- FSBW has a disciplined underwriting approach with generally standard LTV and DSC coverage requirements with firm concentration limits and designated focused lending channels
  - Construction and Development (C&D) Weighted Average LTV = 64.7% (as of June 30, 2026)
  - Commercial Real Estate (CRE) Weighted Average LTV= 56.4% (as of June 30, 2026)
- Loans greater than $10 million are reported to the Asset Quality Committee, while loans between $20 million and $35 million require approval from the Senior Loan Committee
- The legal lending limit is $76.6 million while the in-house limit is $35 million
- The CRE and C&D portfolios are stressed on a quarterly basis with a third-party review of the commercial portfolio conducted on an annual basis

Historical NCOs / Avg. Loans


0.06%
0.07%
0.09%
0.21%
0.34%
*
0.57%
*
2021
2022
2023
2024
2025
Q2 2026

* attributable to a single commercial construction loan charge-off

ASSETS WITH SHORT-TERM REPRICING

Assets Repricing – Three Months or less ($M)

- Assets repricing within three months or less as of June 30, 2026, were $826.2 million, or 26.0% of total assets


Muni Swaps
$60,000
1.9%
Adjustable loans
$622,537
19.6%
CRE Swaps
$39,893
1.3%
HFS Mtg
$30,548
0.9%
AFS Invest
$56,339
1.8%
Int Bear Cash
$16,875
0.5%

Source: Company documents

LOAN PORTFOLIO SUMMARY

Gross Loans and Loan Yield ($B) (1)


$1.88B
$2.24B
$2.46B
$2.56B
$2.69B
$2.69B
5.15%
5.54%
6.50%
6.67%
6.91%
6.87%
2021
2022
2023
2024
2025
Q2 2026

Loan Composition at June 30, 2026

Total Gross Loans (excl. loans held for sale): $2.7B


Non-owner occupied commercial real estate 7%
WH lending 0% (2)
Construction and development 16%
Home equity 3%
Commercial and Industrial 17%
One-to-four-family (excludes loans held for sale) 25%
Indirect home improvement and other consumer 22% (3)
Multi-family 10%

(1) Loans including loans held for sale
(2) WH = Warehouse
(3) Other consumer includes marine loans

1ST SECURITY BANK

FS BANCORP, INC.

CONSUMER LENDING

Q2 2026 Highlights

- Primarily home improvement and marine, UCC-2 or title secured
- Offered on an indirect basis and largely automated (with underwriter verification)
- $573 million outstanding as of Q2 2026:
  - $33 million in dealer originations
  - $26 million, or 77%, with the top 10 dealers
  - Average outstanding portfolio yield of 8.03%, down from 8.08% in Q1 2026

Q2 2026 Dealer Production by State



Massachusetts 2.8%
Montana 0.7%
New Hampshire 2.1%
Utah 1.6%
Texas 1.7%
Nevada 0.9%
Minnesota 2.4%
Colorado 4.9%
Arizona 1.6%
Idaho 3.8%
California 14.7%
Washington 37.9%
Oregon 24.9%

2009 vs. Q2 2026 Portfolio Credit Quality



2009
Q2 2026
15.21%
2.04%
23.76%
12.55%
61.03%
85.41%
<680
680-719
720+
FICO Scores

Consumer Portfolio Characteristics



Auto + Recreational 0.0%
Other 0.5%
Solar 2.7%
Marine 11.3%
Indirect Home Improvement 85.5%

Source: Company documents

1ST SECURITY BANK

FS BANCORP, INC.

COMMERCIAL BUSINESS LENDING

Q2 2026 Commercial & Industrial (C&I)

- C&I commitments: $729.6 million at June 30, 2026
- Outstanding balances were $472.6 million at June 30, 2026, compared to $504.9 million at March 31, 2026
- The $32.3 million of quarter over sequential quarter decrease in outstanding balances was attributed to decreases of $10.9 million in warehouse lending and $23.3 million in C&I loans and an increase of $1.9 million in CRE owner occupied

Year over Year Commercial & Industrial (C&I)

- Outstanding balances were $472.6 million at June 30, 2026, compared to $492.8 million at June 30, 2025
- The $20.2 million of year over year decrease in outstanding balances is attributable to a decrease of $10.7 million in warehouse lending and $13.4 million in C&I loans and an increase of $3.9 million in CRE owner occupied

Q2 2026 Product Mix ($M)



C&I Loans $281,181 59.5%
C&I - RE Owner Occupied Loans $184,137 39.0%
Const. WH $5,967 1.2%
Mtg. WH $1,319 0.3%

Source: Company documents

CONSTRUCTION & DEVELOPMENT LENDING

Q2 2026 Highlights

- Overall construction: $620.3million committed / $415.3 million outstanding
- 7.81% weighted average coupon rate
- Majority of speculative construction originations were in King County, with a focus on "in-city", infill lending to a select group of relationship customers
- Custom construction originations are widely disbursed throughout our footprint

Quarterly C&D Loans Outstanding ($M)


$220.6
$22.1
$271.5
$32.9
$263.2
$48.9
$220.8
$53.4
$300.7
$54.0
$370.5
$44.8
Q2 2021
Q2 2022
Q2 2023
Q2 2024
Q2 2025
Q2 2026
Commercial Speculative Construction & Development
Residential Custom Construction

Source: Company documents

Home Lending Gain on Sale Revenue as a Percentage of Total Revenue


75.0%
25.0%
93.5%
6.5%
95.3%
4.7%
94.1%
5.9%
94.6%
5.4%
93.3%
6.7%
2021
2022
2023
2024
2025
Q2 2026
Banking Revenue
Home Lending Gain on Sale

Total Revenues ($M)


$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$86.6
$6.4
$31.1
$104.3
$10.2
$7.9
$123.3
$13.8
$6.7
$123.1
$13.0
$8.6
$130.4
$14.0
$8.3
$32.6
$3.6
$2.6
2021
2022
2023
2024
2025
Q2 2026
Net Interest Income
Other noninterest Income
Gain on Sale

Source: Company documents

1ST SECURITY BANK

FS BANCORP, INC.

ASSET QUALITY

Nonperforming Assets ($M)(1) & NPAs/ Assets



$5.8
$9.3
$11.0
$13.6
$18.7
$15.6
0.25%
0.35%
0.35%
0.37%
0.59%
0.49%
2021
2022
2023
2024
2025
Q2 2026

(1) Nonperforming assets consists of nonperforming loans which include nonaccruing loans, foreclosed real estate and other repossessed assets
(2) Excluding HFS loans

Reserves/Gross Loans(2)



1.46%
1.26%
1.30%
1.26%
1.20%
1.17%
2021
2022
2023
2024
2025
Q2 2026

Charge-offs & Recoveries ($000's)



$756
$1,058
$1,248
$1,834
$1,578
$602
$(1,793)
$(2,465)
$(3,476)
$(7,127)
$(10,464)
$(4,439)
2021
2022
2023
2024
2025
Q2 2026
Charge-offs
Recoveries

DEPOSIT COMPOSITION AND GROWTH

Q2 2026 Product Mix

Total Deposits: $2.4 billion


Brokered deposits
$126,359
5%
Checking
$851,577
35%
(1)
Certificates of deposit
$922,022
38%
Money market & Savings
$548,924
22%

Total Deposits ($B) and Cost of Deposits (%)


$1.92B
$2.13B
$2.52B
$2.34B
$2.67B
$2.45B
0.38%
0.47%
1.53%
2.18%
2.23%
2.18%
2021
2022
2023
2024
2025
Q2 2026

(1) Includes noninterest-bearing checking, interest-bearing checking and escrow accounts related to mortgages serviced

CAPITAL STRATEGY

Franchise Growth

- Continued organic asset growth across our diverse group of lending channels
- Expand commercial business lending including construction lending inline with regulatory guidance for oversight on construction concentrations above 100% of total risk-based capital
- Continued investment in the Bank's business lending platform and small business administration lending
- Focus on core deposit generation to fund asset growth

Dividends

- Regular dividend reflects a 27.9% payout ratio compared to diluted earnings per share in the second quarter
- 54th consecutive quarterly cash dividend of $0.29 per share

Shareholder Value

- Continued focus on increasing shareholder value through our business plan execution
- Tangible book value per share increased $1.23 to $41.84 at June 30, 2026

APPENDIX – NON-GAAP RECONCILIATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES – EQUITY

Non-GAAP Financial Measures

This presentation contains the tangible book value per share, a non-GAAP financial measure. Tangible common stockholders' equity is calculated by excluding intangible assets from stockholders' equity. For this financial measure, the Company's intangible assets are goodwill and core deposit intangible. Tangible book value per share is calculated by dividing tangible common shareholders' equity by the number of common shares outstanding. The Company believes that this non-GAAP measure is consistent with the capital treatment utilized by the investment community, which excludes intangible assets from the calculation of risk-based capital ratios and presents this measure to facilitate comparison of the quality and composition of the Company's capital over time and in comparison to its competitors.

($ in 000's)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Tangible Book Value Per Share:					
Stockholders' equity	$ 318,960	$ 313,852	$ 307,694	$ 300,511	$ 297,203
Goodwill and core deposit intangible, net	(12,644)	(13,366)	(14,110)	(14,876)	(15,663)
Tangible common stockholders' equity	$ 306,316	$ 300,486	$ 293,584	$ 285,635	$ 281,540
Common shares outstanding at end of period	7,320,801	7,398,571	7,404,548	7,432,359	7,515,480
Common stockholders' equity (book value) per share (GAAP)	$ 43.57	$ 42.42	$ 41.55	$ 40.43	$ 39.55
Tangible common stockholders' equity (tangible book value)*	$ 41.84	$ 40.61	$ 39.65	$ 38.43	$ 37.46
Tangible Common Equity Ratio:					
Total Assets	$ 3,179,080	$ 3,203,515	$ 3,196,847	$ 3,208,825	$ 3,176,013
Goodwill and core deposit intangible, net	(12,644)	(13,366)	(14,110)	(14,876)	(15,663)
Tangible assets	$ 3,166,436	$ 3,190,149	$ 3,182,737	$ 3,193,949	$ 3,160,350
Common Equity	$ 318,960	$ 313,852	$ 307,694	$ 300,511	$ 297,203
Common equity ratio (GAAP)	10.03%	9.80%	9.62%	9.37%	9.36%
Tangible common equity ratio (non-GAAP)	9.67%	9.42%	9.22%	8.94%	8.91%

*Per share (non-GAAP)

Source: Press Release

CONTACT INFORMATION

Erin Burr
erinb@fsbwa.com
Chief Risk Officer & CRA Officer, EVP
(425) 697-8020

Matt Mullet
mattm@fsbwa.com
President & CEO
(425) 697-8026

Ben Crowl
ben.crowl@fsbwa.com
Chief Lending Officer, EVP
(425) 563-2069

Administrative Center
6920 220th Street Southwest
Mountlake Terrace, Washington 98043